UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2020

Lumentum Holdings Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36861	47-3108385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Ridder Park Drive, San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5483

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.001 per share	LITE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 19, 2020, the Board appointed Ms. Janet Wong to its Audit Committee, having previously determined that she satisfies the applicable requirements of the Securities and Exchange Commission and NASDAQ to serve on such committee.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On November 19, 2020, the Company held its 2020 Annual Meeting of Stockholders. There were 75,461,873 shares issued, outstanding and eligible to vote at the meeting as of the record date of September 21, 2020, of which 67,945,499 shares were represented at the meeting, constituting 90.03% of the outstanding shares entitled to vote. The proposals considered at the meeting are described in detail in the Company’s 2020 Proxy Statement. The proposals voted upon at the meeting and the vote with respect to each such matter are set forth below:

(i) Election of Directors:

Name	For:	Against:	Abstentions:	Broker Non- Votes:
Harold L. Covert	58,654,586	82,098	77,814	9,131,001
Penelope A. Herscher	55,363,989	3,374,333	76,176	9,131,001
Julia S. Johnson	57,695,846	1,038,240	80,412	9,131,001
Brian J. Lillie	58,260,001	477,148	77,349	9,131,001
Alan S. Lowe	58,671,438	67,126	75,934	9,131,001
Ian S. Small	58,640,004	96,378	78,116	9,131,001
Janet S. Wong	58,658,104	78,440	77,954	9,131,001

(ii) To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers:

For:	Against:	Abstentions:	Broker Non-Votes:
57,185,412	1,369,871	259,215	9,131,001

(iii) To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the period ending July 3, 2021:

For:	Against:	Abstentions:
67,717,073	137,693	90,733

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENTUM HOLDINGS INC.

By:	/s/ Judy Hamel
Name:	Judy Hamel
Title:	Senior Vice President, General Counsel and Secretary

November 24, 2020